NEWS RELEASE


                                                              CONTACT ERIC GRAAP
                                                               (540) 349-0212 or
                                                         egraap@fauquierbank.com

             FAUQUIER BANKSHARES, INC. ANNOUNCES QUARTERLY EARNINGS

         WARRENTON, VA, July 17, 2003 - Fauquier Bankshares, Inc. (NASDAQ
SmallCap: FBSS), today reported net income for the quarter ended June 30, 2003 of $946,000, or $0.27 per diluted share, compared with $972,000, or $0.28 per diluted share, for the comparable period in 2002. Return on average assets and return on average equity for the June 2003 quarter were 1.11% and 13.93% respectively, compared with 1.29% and 15.92% for the same quarter in 2002.

         Net income for the six month period ended June 30, 2003 was $2,037,000, or $0.59 per diluted share, compared with $1,884,000, or $0.54 per diluted share, for the six month period ended June 30, 2002. Return on average assets and return on average equity year to date through the June 2003 quarter were 1.24% and 15.23% respectively, compared with 1.29% and 15.59% for the same period in 2002.

         "We are very pleased with our continued growth of core earnings and balance sheet growth for the first six months of 2003," commented Randy K. Ferrell, president and chief operating officer of Fauquier Bankshares. Mr. Ferrell continued, "Although 2nd quarter net earnings were relatively flat compared to the same quarter last year, net year to date earnings are well ahead of the same period in 2002. Credit quality remains strong with non-performing loans totaling $1.0 million, or 0.40% of total loans, at June 30, 2003 compared with $1.3 million, or 0.61% one year earlier."

         Net interest income was $3.59 million for the quarter ended June 30, 2003, a decrease of $7,000 compared with $3.60 million for the quarter ended June 30, 2002. The decrease resulted from reduced interest and fee income on loans and investments resulting from declining market interest rates, which were offset by reduced interest expense on deposits. For the quarter ended June 30, 2003, other income increased $339,000 or 38.6%, compared with the quarter ended June 30, 2002. This increase stemmed primarily from revenues related to the continued growth of The Fauquier Bank's deposit base and retail banking activities, as well as increased trust estate income and income generated by bank-owned life insurance. Deposits totaled $319.5 million at June 30, 2003, an increase of 21.8% from June 30, 2002. Fauquier Bankshares and The Fauquier Bank have combined assets of $368.5 million and total shareholders' equity of $27.4 million at June 30, 2003.

         The Fauquier Bank, an independent, locally-owned, community bank, offers a full range of financial services, including internet banking, commercial, retail, insurance and wealth management services, through seven banking offices and eight ATM locations throughout



         Fauquier County and Manassas, Virginia. Additional information may be found by contacting us on the internet at www.fauquierbank.com or by calling:
(800) 638-3798.

         This press release may contain "forward-looking statements" as defined by federal securities laws. These statements address issues that involve risks, uncertainties, estimates and assumptions made by management, and actual results could differ materially from the results contemplated by these forward-looking statements. Factors that could have a material adverse effect on the operations and future prospects of the company include, but are not limited to, changes in: interest rates, general economic conditions, legislative/regulatory policies, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the company's market area, and accounting principles, policies and guidelines. Readers should consider these risks and uncertainties in evaluating forward-looking statements and should not place undue reliance on such statements. Fauquier Bankshares, Inc. undertakes no obligation to update these statements following the date of this press release.

                                     #####

                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)



                                                                            JUNE 30, 2003      DECEMBER 31, 2002
                                                                            -------------      -----------------

ASSETS
Cash and due from banks                                                      $ 15,308,466         $ 19,824,120
Interest-bearing deposits in other banks                                          386,233              212,960
Federal funds sold                                                             21,059,000            4,900,000
Securities, at fair value                                                      65,754,176           71,736,633
Loans, net of allowance for loan losses of $3,120,527
  in 2003 and $2,909,607 in 2002                                              247,959,307          213,697,948
Bank premises and equipment, net                                                7,844,050            6,468,205
Accrued interest receivable                                                     1,967,700            1,739,638
Other assets                                                                    8,188,266            2,919,978
                                                                             ------------         ------------
                    Total assets                                             $368,467,198         $321,499,482
                                                                             ============         ============

LIABILITIES
Deposits:
  Noninterest-bearing                                                        $ 86,356,707         $ 60,181,808
  Interest-bearing                                                            233,186,952          213,486,663
                                                                             ------------         ------------
     Total deposits                                                          $319,543,659         $273,668,471
Federal Home Loan Bank advances                                                15,000,000           15,000,000
Company-obligated mandatorily redeemable capital securities                     4,000,000            4,000,000
Dividends payable                                                                 397,337              363,447
Other liabilities                                                               2,147,930            2,036,399
Commitments and contingent liabilities                                                 --                   --
                                                                             ------------         ------------

                    Total liabilities                                        $341,088,926         $295,068,317
                                                                             ------------         ------------

SHAREHOLDERS' EQUITY
Common stock, par value, $3.13; authorized 8,000,000 shares;
  issued and outstanding, 2003, 3,311,144 shares; 2002, 3,304,066 shares       10,363,881           10,341,726
Retained earnings                                                              16,651,977           15,419,307
Accumulated other comprehensive income                                            362,414              670,132
                                                                             ------------         ------------
                    Total shareholders' equity                               $ 27,378,272         $ 26,431,165
                                                                             ------------         ------------

                    Total liabilities and shareholders' equity               $368,467,198         $321,499,482
                                                                             ============         ============


                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                 FOR THE SIX MONTHS ENDED JUNE 30, 2003 AND 2002




                                                                                  2003                   2002
                                                                               ----------             ----------

INTEREST INCOME
     Interest and fees on loans                                                $8,104,995             $8,571,019
     Interest and dividends on securities available for sale:
        Taxable interest income                                                   908,382                858,274
        Interest income exempt from federal income taxes                           38,037                 62,465
        Dividends                                                                 121,347                 63,067
     Interest on federal funds sold                                                36,739                101,106
     Interest on deposits in other banks                                              728                  1,586
                                                                               ----------             ----------
        Total interest income                                                   9,210,228              9,657,517
                                                                               ----------             ----------

INTEREST EXPENSE
     Interest on deposits                                                       1,597,173              2,281,907
     Interest on federal funds purchased                                            5,381                     --
     Interest on Federal Home Loan Bank advances                                  349,682                349,682
     Distribution on capital securities of subsidiary trust                        99,257                 59,573
                                                                               ----------             ----------
        Total interest expense                                                  2,051,493              2,691,162
                                                                               ----------             ----------

        Net interest income                                                     7,158,735              6,966,355

Provision for loan losses                                                         230,000                187,500
                                                                               ----------             ----------

        Net interest income after
          provision for loan losses                                             6,928,735              6,778,855
                                                                               ----------             ----------

OTHER INCOME
     Wealth management income                                                     434,775                331,602
     Service charges on deposit accounts                                        1,252,439                955,051
     Other service charges, commissions and fees                                  642,433                476,354
     Other operating income                                                        19,750                 42,559
                                                                               ----------             ----------
        Total other income                                                      2,349,397              1,805,566
                                                                               ----------             ----------

OTHER EXPENSES
     Salaries and employees' benefits                                           3,171,348              2,770,605
     Net occupancy expense of premises                                            415,021                346,072
     Furniture and equipment                                                      584,266                490,071
     Other operating expenses                                                   2,211,141              2,250,950
        Total other expenses                                                    6,381,776              5,857,698
                                                                               ----------             ----------

        Income before income taxes                                              2,896,356              2,726,723
                                                                               ----------             ----------

Income tax expense                                                                859,164                842,937
                                                                               ----------             ----------

        Net Income                                                             $2,037,192             $1,883,786
                                                                               ==========             ==========

EARNINGS PER SHARE, basic                                                      $     0.61             $     0.56
                                                                               ==========             ==========

EARNINGS PER SHARE, assuming dilution                                          $     0.59             $     0.54
                                                                               ==========             ==========

DIVIDENDS PER SHARE                                                            $     0.23             $     0.20
                                                                               ==========             ==========


                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)
                FOR THE THREE MONTHS ENDED JUNE 30, 2003 AND 2002



                                                                           2003                    2002
                                                                        -----------            -----------

INTEREST INCOME
     Interest and fees on loans                                         $ 4,126,471            $ 4,345,051
     Interest and dividends on securities available for sale:
        Taxable interest income                                             378,356                488,559
        Interest income exempt from federal income taxes                     18,375                 28,180
        Dividends                                                            61,894                 34,181
     Interest on federal funds sold                                          33,599                 57,797
     Interest on deposits in other banks                                        267                    340
                                                                        -----------            -----------
        Total interest income                                             4,618,962              4,954,108
                                                                        -----------            -----------

INTEREST EXPENSE
     Interest on deposits                                                   805,018              1,126,095
     Interest on Federal Home Loan Bank advances                            175,807                175,807
     Distribution on capital securities of subsidiary trust                  49,257                 56,467
                                                                        -----------            -----------
        Total interest expense                                            1,030,082              1,358,369
                                                                        -----------            -----------

        Net interest income                                               3,588,880              3,595,739

Provision for loan losses                                                   155,000                 93,750
                                                                        -----------            -----------
        Net interest income after
          provision for loan losses                                       3,433,880              3,501,989
                                                                        -----------            -----------

OTHER INCOME
     Wealth management income                                               216,020                129,348
     Service charges on deposit accounts                                    620,381                483,357
     Other service charges, commissions and fees                            368,936                254,992
     Other operating income                                                  10,378                  9,517
                                                                        -----------            -----------
        Total other income                                                1,215,715                877,214
                                                                        -----------            -----------

OTHER EXPENSES
     Salaries and employees' benefits                                     1,585,051              1,373,564
     Net occupancy expense of premises                                      206,418                173,714
     Furniture and equipment                                                292,577                245,412
     Other operating expenses                                             1,216,197              1,169,974
                                                                        -----------            -----------
        Total other expenses                                              3,300,243              2,962,664
                                                                        -----------            -----------

        Income before income taxes                                        1,349,352              1,416,539
                                                                        -----------            -----------

Income tax expense                                                          403,154                444,291
                                                                        -----------            -----------

        Net Income                                                      $   946,198            $   972,248
                                                                        ===========            ===========

EARNINGS PER SHARE, basic                                               $      0.28            $      0.29
                                                                        ===========            ===========

EARNINGS PER SHARE, assuming dilution                                   $      0.27            $      0.28
                                                                        ===========            ===========

DIVIDENDS PER SHARE                                                     $      0.12            $      0.10
                                                                        ===========            ===========

